UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 5, 2022
Encompass Health Corporation
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

9001 Liberty Parkway, Birmingham, Alabama 35242
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.     Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EHC	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 5, 2022, Encompass Health Corporation (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”) at its principal executive office in Birmingham, Alabama. During the Annual Meeting, the stockholders of the Company voted on the following proposals:
1.election of the 11 persons nominated by the Company’s board of directors;
2.ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm; and
3.approval of the compensation of the Company’s named executive officers, as disclosed in the proxy statement filed on April 4, 2022 pursuant to the compensation disclosure rules of the Securities and Exchange Commission.
As of the record date for the Annual Meeting, there were 99,812,213 shares of the Company’s common stock issued and outstanding. Each share of common stock was entitled to one vote on each matter properly brought before the Annual Meeting. The common stock voted together as a class. Votes representing 92.6% of the combined voting power of the common stock were represented by proxy at the Annual Meeting.
The final voting results for the Annual Meeting were as follows:
•Proposal 1, election of directors, each of the nominees was elected:

Name of Nominee	Votes For	Votes Against	Votes Abstained
Greg D. Carmichael	85,364,235	2,191,822	52,076
John W. Chidsey	83,266,179	1,288,945	3,053,009
Donald L. Correll	82,326,405	2,229,041	3,052,687
Joan E. Herman	87,167,456	394,706	45,971
Leslye G. Katz	86,460,638	1,115,458	32,037
Patricia A. Maryland	86,072,623	1,492,635	42,875
Kevin O’Connor	87,040,425	521,886	45,822
Christopher R. Reidy	87,405,291	149,871	52,971
Nancy M. Schlichting	86,611,341	954,416	42,376
Mark J. Tarr	87,279,882	295,851	32,400
Terrance Williams	87,201,889	356,837	49,407

•Proposal 2, ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, passed:

Votes For	Votes Against	Votes Abstained
91,118,002	1,287,517	27,049
•Proposal 3, approval of the compensation of the Company’s named executive officers, passed:

Votes For	Votes Against	Votes Abstained
83,468,011	4,073,770	66,352
Proposals 1 and 3 each received 4,824,435 broker non-votes. There were no broker non-votes on Proposal 2.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCOMPASS HEALTH CORPORATION
By:	/S/ Patrick Darby
	Name:	Patrick Darby
	Title:	Executive Vice President, General Counsel and Secretary

Dated: May 9, 2022